                         TOYOTA MOTOR CREDIT CORPORATION
             Servicer's Certificate - Toyota Auto Lease Trust 1998-C
         Distribution Date of May 25, 2000 for the Collection Period of
                      April 1, 2000 through April 30, 2000



POOL DATA - ORIGINAL DEAL PARAMETERS
  Aggregate Net Investment Value (ANIV)                                                                             749,988,732.51
  Discounted Principal Balance                                                                                      749,988,732.51
  Servicer Advance                                                                                                    1,324,812.20
  Servicer Payahead                                                                                                   1,260,008.73
  Number of Contracts                                                                                                       34,185
  Weighted Average Lease Rate                                                                                                 6.81%
  Weighted Average Remaining Term                                                                                             33.8
  Servicing Fee Percentage                                                                                                    1.00%

POOL DATA - CURRENT MONTH
  Aggregate Net Investment Value                                                                                    681,610,509.59
  Discounted Principal Balance                                                                                      681,184,521.95
  Servicer Advances                                                                                                   2,433,038.83
  Servicer Pay Ahead Balance                                                                                          1,847,197.78
  Maturity Advances Outstanding                                                                                                  -
  Number of Current Contracts                                                                                               36,315
  Weighted Average Lease Rate                                                                                                 6.81%
  Weighted Average Remaining Term                                                                                             16.3


RESERVE FUND:
  Initial Deposit Amount                                                                                             28,124,577.47
  Specified Reserve Fund Percentage                                                                                          9.435%
  Specified Reserve Fund Amount                                                                                      70,761,436.91


                                                                   Class A              Class B                          Total
                                                                   Amount               Amount                           Amount
                                                                -------------         ------------                   -------------
  Beginning Balance                                             40,153,630.29         1,095,750.00                   41,249,380.29
  Withdrawal Amount                                                         -                    -                               -
  Cash Capital Contribution                                     24,000,000.00                                        24,000,000.00
  Transferor Excess                                              1,157,723.71                                         1,157,723.71
                                                                -------------         ------------                   -------------
  Reserve Fund Balance Prior to Release                         65,311,354.00         1,095,750.00                   66,407,104.00
  Specified Reserve Fund Balance                                69,665,686.91         1,095,750.00                   70,761,436.91
                                                                -------------         ------------                   -------------
  Release to Transferor                                                     -                    -                               -
  Ending Reserve Fund Balance                                   65,311,354.00         1,095,750.00                   66,407,104.00
  Prior Cumulative Withdrawal Amount                                        -                    -                               -
  Cumulative Withdrawal Amount                                              -                    -                               -



LIQUIDATION OF CHARGE-OFFS AND REPOSSESSIONS:                                       Vehicles
  Liquidated Contracts                                                                 72
                                                                                       --
  Discounted Principal Balance                                                                                        1,392,589.39
  Net Liquidation Proceeds                                                                                           (1,213,669.21)
  Recoveries - Previously Liquidated Contracts                                                                          (24,953.22)
                                                                                                   -------------------------------
  Aggregate Credit Losses for the Collection Period                                                                     153,966.96
                                                                                                   ===============================
  Cumulative Credit Losses for all Periods                                                                            3,769,895.16
                                                                                                   ===============================
  Repossessed in Current Period                                                        43
                                                                                       --
RATIO OF NET CREDIT LOSSES TO THE AVERAGE POOL BALANCE                                                        Annualized Average
FOR EACH COLLECTION PERIOD:                                                                                    Charge-Off Rate
  Second Preceding Collection Period                                                                                        0.46%
  First Preceding Collection Period                                                                                         0.40%
  Current Collection Period                                                                                                 0.27%


CONDITION (i) (CHARGE-OFF RATE)
Three Month Average                                                                                                         0.38%
Charge-off Rate Indicator ( > 1.25%)                                                                            condition not met



DELINQUENT CONTRACTS:                                                 Percent        Accounts         Percent             Aniv
                                                                      -------        --------         -------         ------------
  31-60 Days Delinquent                                                  1.15%         417               1.07%        7,326,853.64
  61-90 Days Delinquent                                                  0.11%          41               0.12%          830,841.90
  Over 90 Days Delinquent                                                0.02%           9               0.03%          181,776.14
                                                                                   ------------                       ------------
  Total Delinquencies                                                                  467                            8,339,471.68
                                                                                   ============                       ============


RATIO OF NUMBER OF CONTRACTS DELINQUENT 60 DAYS OR
MORE TO THE OUTSTANDING NUMBER OF RECEIVABLES AS OF
EACH COLLECTION PERIOD (INCLUDES REPOSSESSIONS):
  Second Preceding Collection Period                                                                                          0.11%
  First Preceding Collection Period                                                                                           0.08%
  Current Collection Period                                                                                                   0.14%

CONDITION (ii) (DELINQUENCY PERCENTAGE)
  Three Month Average                                                                                                         0.11%
  Delinquency Percentage Indicator ( > 1.25%)                                                                     condition not met



RESIDUAL VALUE (GAIN) LOSS:                                                        Vehicles
                                                                                   --------
  Matured Lease Vehicle Inventory Sold                                                13                                198,983.86
                                                                                      --
  Net Liquidation Proceeds                                                                                             (185,144.53)
                                                                                                                      ------------
  Net Residual Value (Gain) Loss                                                                                         13,839.33
                                                                                                                      ============
  Cumulative Residual Value (Gain) Loss all periods                                                                     407,482.49
                                                                                                                      ============

                                                                                                      Average           Average
                                                     Number       Scheduled        Sale             Net Liquidation     Residual
MATURED VEHICLES SOLD FOR                             Sold        Maturities       Ratio              Proceeds           Value
EACH COLLECTION PERIOD:                              ------       ----------       -----            ---------------     --------
  Second Preceding Collection Period                   7              6           100.00%             18,196.95           19,792.78
  First Preceding Collection Period                   26             10           100.00%             14,979.44           17,123.22
  Current Collection Period                           13              1           100.00%             14,241.89           15,320.42
  Three Month Average                                                                                15,260.62           17,019.97

Ratio of Three Month Average Net Liquidation
  Proceeds to Average Residual Value                                                                                         89.66%
                                                                                                                         ---------

                                                                                                    Current Period
CONDITION (iii) (RESIDUAL VALUE TEST)                                                                Amount/ratio       Test Met?
                                                                                                    ---------------     --------
a) Number of Vehicles Sold > 25% of
   Scheduled Maturities                                                                                 100.00%             YES

b) Number of Scheduled Maturities > 500                                                                    1                 NO

c) 3 Month Average Matured Leased Vehicle
   Proceeds less than 75% of Avg. Residual Values                                                        89.66%              NO

Residual Value Indicator (condition met if tests a, b and c = YES)                                                condition not met


                         TOYOTA MOTOR CREDIT CORPORATION
             Servicer's Certificate - Toyota Auto Lease Trust 1998-C
         Distribution Date of May 25, 2000 for the Collection Period of
                      April 1, 2000 through April 30, 2000


                                                                             Certificate Balance        Class A1        Class A2
                                                                             -------------------        --------        --------
                                                                  Total      Percent     Balance        Balance         Balance
                                                                  -----      -------     -------        --------        --------
INTEREST:                                                                    98.00%
  Interest Collections                                         4,938,245.83
  Net Investment Income                                          254,986.05
  Non-recoverable Advances                                       (34,340.04)
                                                              -------------
  Available Interest                                           5,158,891.84          5,057,053.40     1,300,385.16    2,920,706.35
  Class A1, A2, A3 Notional Interest Accrual Amount           (3,075,508.25)        (3,075,508.25)     (829,237.50)  (1,914,848.75)
  Unreimbursed A1, A2, A3 Interest Shortfall                              -                     -                -               -
  Interest Accrual for Adjusted Class B Certificate Bal.        (282,419.42)          (282,419.42)
  Class B Interest Carryover Shortfall                                    -                     -
  Servicer's Fee                                                (579,146.28)          (567,119.26)
  Capped Expenses                                                (20,395.10)           (19,971.56)
  Interest Accrual on Class B. Cert. Prin. Loss Amt.                      -                     -
  Uncapped Expenses                                                       -                     -
                                                              -------------          ------------
  Total Unallocated Interest                                   1,201,422.79          1,112,034.91
  Excess Interest to Transferor                                           -         (1,112,034.91)
                                                              -------------          ------------
       Net Interest Collections Available                      1,201,422.79                     -
                                                              -------------
  INTEREST COLLECTIONS ALLOCATED TO LOSSES:                     (164,321.49)
  ACCELERATED PRINCIPAL DISTRIBUTION:                           (142,002.19)
  DEPOSIT TO RESERVE FUND:                                     1,157,723.71
  WITHDRAWAL FROM RESERVE FUND:                                           -
  REIMBURSEMENT/DEPOSIT FROM TRANSFEROR PRIN:                    262,624.60
  NET WITHDRAWAL FROM THE RESERVE FUND:                                   -

PRINCIPAL:
  Current Loss Amount                                           (167,806.29)          (164,321.49)     (164,321.49)              -
  Loss Reimbursement from Transferor                             164,321.49            164,321.49       164,321.49               -
  Loss Reimbursement from Reserve Fund                                    -                     -                -               -
                                                              -------------         -------------    -------------    ------------
       Total                                                      (3,484.80)                    -                -               -
CLASS A CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance                                                       -
  Current increase (decrease)                                             -
                                                              -------------
  Ending Balance                                                          -
CLASS A INTEREST SUBORDINATED
  Beginning Balance                                                       -
  Current increase (decrease)                                             -
                                                              -------------
  Ending Balance
CLASS B CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance                                                       -
  Current increase (decrease)                                             -
                                                              -------------
  Ending Balance
CLASS B INTEREST SUBORDINATED:
  Beginning Balance                                                       -
  Current increase (decrease)                                             -
                                                              -------------
  Ending Balance                                                          -
PRINCIPAL DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                           -                     -                -               -
  Allocations - Current Period                                13,098,912.99         13,098,912.99    13,098,912.99
  Allocations - Accelerated Principal Distribution               142,002.19            142,002.19       142,002.19               -
  Allocations - Not Disbursed Beginning of Period             54,456,887.61         54,456,887.61    54,456,887.61               -
  Allocations - Not Disbursed End of Period                   67,697,802.79         67,697,802.79    67,697,802.79               -
INTEREST DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                           -                     -                -               -
  Allocations - Current Period                                 3,357,927.67          3,357,927.67       829,237.50    1,914,848.75
  Allocations - Not Disbursed Beginning of Period              3,357,927.67          3,357,927.67       829,237.50    1,914,848.75
  Allocations - Not Disbursed End of Period                    6,715,855.34          6,715,855.34     1,658,475.00    3,829,697.50
DUE TO TRUST - CURRENT PERIOD:                                                                  -
  Total Deposit to/ (Withdrawal from) Reserve Fund             1,157,723.71
  Due To Trust                                                16,343,856.81         16,343,856.81    14,004,584.84    1,767,581.30
                                                              -------------         -------------    -------------    ------------
     Total Due To Trust                                       17,501,580.52         16,343,856.81    14,004,584.84    1,767,581.30


                                                                Class A3           Class B             Transferor Interest
                                                                --------           --------            --------------------
                                                                Balance            Balance          Interest         Principal
                                                                -------            -------          --------         ---------
INTEREST:                                                                                             2.00%
---------
  Interest Collections
  Net Investment Income
  Non-recoverable Advances
  Available Interest                                         500,889.10         335,072.79        101,838.44
  Class A1, A2, A3 Notional Interest Accrual Amount         (331,422.00)
  Unreimbursed A1, A2, A3 Interest Shortfall                          -
  Interest Accrual for Adjusted Class B Certificate Bal.                       (282,419.42)
  Class B Interest Carryover Shortfall                                                   -
  Servicer's Fee                                                                                  (12,027.02)
  Capped Expenses                                                                                    (423.54)
  Interest Accrual on Class B. Cert. Prin. Loss Amt.                                     -
  Uncapped Expenses                                                                                        -
                                                                                                ------------
  Total Unallocated Interest                                                                       89,387.88
  Excess Interest to Transferor                                                                 1,112,034.91
                                                                                                ------------
       Net Interest Collections Available                                                       1,201,422.79
  INTEREST COLLECTIONS ALLOCATED TO LOSSES:                                                      (164,321.49)
  ACCELERATED PRINCIPAL DISTRIBUTION:                                                            (142,002.19)
                                                                                                ------------
                                                                                                  895,099.11
                                                                                                ------------
  DEPOSIT TO RESERVE FUND:

  WITHDRAWAL FROM RESERVE FUND:
  REIMBURSEMENT/DEPOSIT FROM TRANSFEROR PRIN:
  NET WITHDRAWAL FROM THE RESERVE FUND:

PRINCIPAL:
  Current Loss Amount                                                 -                  -                           (3,484.80)
  Loss Reimbursement from Transferor                                  -                  -       (164,321.49)
  Loss Reimbursement from Reserve Fund                                -                  -
                                                             ----------        -----------                         -----------
       Total                                                          -                  -                           (3,484.80)
CLASS A CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance
  Current increase (decrease)
  Ending Balance
CLASS A INTEREST SUBORDINATED
  Beginning Balance
  Current increase (decrease)
  Ending Balance
CLASS B CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance
  Current increase (decrease)
  Ending Balance
CLASS B INTEREST SUBORDINATED:
  Beginning Balance
  Current increase (decrease)
  Ending Balance
PRINCIPAL DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                       -                  -                                   -
  Allocations - Current Period                                        -                  -
  Allocations - Accelerated Principal Distribution                    -                  -
  Allocations - Not Disbursed Beginning of Period                     -                  -
  Allocations - Not Disbursed End of Period                           -                  -
INTEREST DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                       -                  -                 -
  Allocations - Current Period                               331,422.00         282,419.42
  Allocations - Not Disbursed Beginning of Period            331,422.00         282,419.42
  Allocations - Not Disbursed End of Period                  662,844.00         564,838.84
DUE TO TRUST - CURRENT PERIOD:
  Total Deposit to/ (Withdrawal from) Reserve Fund
  Due To Trust                                               306,166.24         265,524.43                 -                 -
                                                             ----------        -----------       -----------       -----------
     Total Due To Trust                                      306,166.24         265,524.43                 -                 -


                         TOYOTA MOTOR CREDIT CORPORATION
             Servicer's Certificate - Toyota Auto Lease Trust 1998-C
         Distribution Date of May 25, 2000 for the Collection Period of
                      April 1, 2000 through April 30, 2000


                                                          Certificate Balance           Class A1                 Class A2
                                                         ---------------------          --------                 --------
                                              Total      Percent       Balance    Percent       Balance    Percent       Balance
                                              -----      -------       -------    -------       -------    -------       -------
ORIGINAL DEAL PARAMETER
 Aggregate Net Investment Value (ANIV)    749,988,732.51
 Discounted Principal Balance             749,988,732.51
 Initial Notional/Certificate Balance                  -  100.00%  735,000,000.00   25.71%  189,000,000.00   57.76%  424,500,000.00
 Percent of ANIV                                                            98.00%                   25.20%                   56.60%
 Certificate Factor                                                     1.0000000                1.0000000                1.0000000
 Notional/Certificate Rate                                                                          5.2650%                  5.4130%
 Target Maturity Date                                                                    December 25, 2000        December 25, 2001
 Servicer Advance                           1,324,812.20
 Servicer Payahead                          1,260,008.73
 Number of Contracts                              34,185
 Weighted Average Lease Rate                        6.81%
 Weighted Average Remaining Term                    33.8
 Servicing Fee Percentage                           1.00%

POOL DATA PRIOR MONTH
 Aggregate Net Investment Value            694,975,531.98
 Discounted Principal Balance              694,550,696.88
 Notional/Certificate Balance                                      735,000,000.00           189,000,000.00           424,500,000.00
 Adjusted Notional/Certificate Balance                             680,543,112.39           134,543,112.39           424,500,000.00
 Percent of ANIV                                                            97.92%                   19.36%                   61.08%
 Certificate Factor                                                     1.0000000                1.0000000                1.0000000
 Servicer Advances                          1,842,561.44
 Servicer Pay Ahead Balance                 2,290,979.25
 Maturity Advances Outstanding                         -
 Number of Current Contracts                      36,637
 Weighted Average Lease Rate                        6.81%
 Weighted Average Remaining Term                    17.2

POOL DATA CURRENT MONTH
 Aggregate Net Investment Value           681,610,509.59
 Discounted Principal Balance             681,184,521.95
 Notional/Certificate Balance                                      735,000,000.00           189,000,000.00           424,500,000.00
 Adjusted Notional/Certificate Balance                             667,302,197.21           121,302,197.21           424,500,000.00
 Percent of ANIV                                                            97.90%                   17.80%                   62.28%
 Certificate Factor                                                     1.0000000                1.0000000                1.0000000
 Servicer Advances                          2,433,038.83
 Servicer Pay Ahead Balance                 1,847,197.78
 Maturity Advances Outstanding                         -
 Number of Current Contracts                      36,315
 Weighted Average Lease Rate                        6.81%
 Weighted Average Remaining Term                    16.3
 Prior Certificate
   Interest Payment Date                  March 27, 2000
 Next Certificate
   Interest Payment Date                   June 26, 2000


                                                                        Class A3                Class B          Transferor Interest
                                                                        --------                --------         -------------------
                                                                 Percent       Balance    Percent       Balance       Balance
                                                                 -------       -------    -------       -------       --------
ORIGINAL DEAL PARAMETER
 Aggregate Net Investment Value (ANIV)
 Discounted Principal Balance
 Initial Notional/Certificate Balance                            9.90%  72,800,000.00     6.63%  48,700,000.00         14,988,732.51
 Percent of ANIV                                                                 9.71%                    6.49%                2.00%
 Certificate Factor                                                         1.0000000                1.0000000
 Notional/Certificate Rate                                                     5.4630%                  6.9590%
 Target Maturity Date                                                  March 25, 2002        December 25, 2003
 Servicer Advance
 Servicer Payahead
 Number of Contracts
 Weighted Average Lease Rate
 Weighted Average Remaining Term
 Servicing Fee Percentage

POOL DATA PRIOR MONTH
 Aggregate Net Investment Value
 Discounted Principal Balance
 Notional/Certificate Balance                                           72,800,000.00            48,700,000.00        14,432,419.59
 Adjusted Notional/Certificate Balance                                  72,800,000.00            48,700,000.00        14,432,419.59
 Percent of ANIV                                                                10.48%                    7.01%                2.08%
 Certificate Factor                                                         1.0000000                1.0000000
 Servicer Advances
 Servicer Pay Ahead Balance
 Maturity Advances Outstanding
 Number of Current Contracts
 Weighted Average Lease Rate
 Weighted Average Remaining Term

POOL DATA CURRENT MONTH
 Aggregate Net Investment Value
 Discounted Principal Balance
 Notional/Certificate Balance                                           72,800,000.00            48,700,000.00        14,308,312.38
 Adjusted Notional/Certificate Balance                                  72,800,000.00            48,700,000.00        14,308,312.38
 Percent of ANIV                                                                10.68%                    7.14%                2.10%
 Certificate Factor                                                         1.0000000                1.0000000
 Servicer Advances
 Servicer Pay Ahead Balance
 Maturity Advances Outstanding
 Number of Current Contracts
 Weighted Average Lease Rate
 Weighted Average Remaining Term
 Prior Certificate Interest Payment Date
 Next Certificate Interest Payment Date


CURRENT MONTH COLLECTION ACTIVITY                                      Vehicles
---------------------------------                                      --------
 Principal Collections                                                                       7,406,833.57
 Prepayments in Full                                                      233                4,278,458.76
                                                                          ---
 Reallocation Payment                                                      5                    88,156.81
                                                                           -
 Interest Collections                                                                        4,938,245.83
 Net Liquidation Proceeds and Recoveries                                                     1,238,622.43
 Net Liquidation Proceeds - Vehicle Sales                                                      185,144.53
 Non-Recoverable Advances                                                                      (34,340.04)
 Total Available                                                                            18,101,121.89


                                                                            Amount                             Annual Amount
                                                                            ------                             -------------
CAPPED AND UNCAPPED EXPENSES:
 Total Capped Expenses Paid                                              20,395.10                                 81,580.40
 Total Uncapped Expenses Paid                                                    -                                         -
 Capped and Uncapped Expenses Due                                                -                                         -
SERVICER'S FEE DUE:
 Servicer's Fee Shortfall Carryforward                                           -
 Servicer's Fee Due Current Period                                      579,146.28
 Servicer's Fee Paid                                                    579,146.28
 Servicer's Fee Balance Due                                                      -
SUPPLEMENTAL SERVICER'S FEES                                             62,919.45


                                                                          Vehicles                                    Amount
                                                                          --------                                    ------
REVOLVING PERIOD:
 Beginning Unreinvested Principal Collections                                                                              -
 Principal Collections & Liquidated Contracts                                                                              -
 Allocation to Subsequent Contracts                                              0                                         -
                                                                                 -                                    ------
 Ending Unreinvested Principal Collections                                                                                 -


                         TOYOTA MOTOR CREDIT CORPORATION
             Servicer's Certificate - Toyota Auto Lease Trust 1998-C
         Distribution Date of May 25, 2000 for the Collection Period of
                         April 1 through April 30, 2000

                                                       Class A1         Class A2         Class A3        Class B         Total Class
                                                       --------         --------         --------        -------         -----------
                                                       Balance          Balance          Balance         Balance         Balance
INTEREST RATE
Three Month LIBOR +                                           0.23%            0.27%           0.32%           2.00%

PRINCIPAL PAYMENTS
Principal Payment due to Investors
Ending Certificate Balance                          189,000,000.00   424,500,000.00   72,800,000.00   48,700,000.00   735,000,000.00

INTEREST PAYMENTS
Class Interest Rate for Current
  Interest Period
Interest Calculation for Current
  Interest Period
At Certificate Payment Date:
   Paid to Swap Counterparty                  -
   Due to Swap Counterparty                   -
   Proration %                             0.00%
   Interest Due to Investors
   Interest Payment to Investors

Net Settlement due to / (receive by)
   Swap Counterparty

TOTAL PAYMENT TO INVESTORS
  (PRINCIPAL AND INTEREST)

SWAP SHORTFALL
Prior Swap Interest Shortfall Carryover                     -                -                -              -               -
Swap Interest Shortfall Inc/
  (Dec) This Period                                         -                -                -              -               -
Swap Swap Interest Shortfall Carryover                      -                -                -              -               -

INTEREST RESET
Interest Rate                                              6.47750%         6.51750%        6.56750%        8.24750%
Number of Days                                                  91               91              91              91
INTEREST FOR SUCCEEDING CERTIFICATE
  PAYMENT DATE                                        3,094,625.63     6,993,549.06    1,208,565.94    1,015,290.16    12,312,030.79


I hereby certify to the best of my knowledge that the report provided is true and correct.

/s/  HOLLY PEARSON
------------------------------------------
Holly Pearson, Treasury Operations Manager